THE EUROPEAN WARRANT FUND, INC.

This is to inform you of a modification to the proxy statement of The European Warrant Fund, Inc. (the "Fund"), dated February 11, 2004 (the "Proxy"), to clarify the stockholder vote required to approve the items in Proposal 2 of the Proxy.


The "Vote Required" paragraph on page 35 of the Proxy currently states that the affirmative vote of 75% of the outstanding shares of the Fund is required to approve all items in Proposal 2. In fact, under the Fund's Articles of Incorporation (the "Charter") and Maryland corporate law, the conversion of the Fund to an open-end investment company (the "Conversion") only requires the approval of a majority of the Fund's outstanding shares (a "majority vote"), provided that 75% of the Continuing Directors (as defined in the Charter) approve the Conversion. The Conversion was unanimously approved by the Board of Directors of the Fund (the "Board") on October 27, 2003.


Furthermore, Proposal 2 also seeks stockholder approval to make certain amendments to the Charter. As discussed in the Proxy, these amendments primarily relate to the operation of the Fund as an open-end fund. As discussed below, while approval of some of these proposed amendments requires the affirmative vote of 75% of the Fund's outstanding shares, other proposed amendments may be approved by a majority vote.


The purpose of this supplement to the Proxy is to clarify that if a majority but less than 75% of the Fund's outstanding shares approves Proposal 2, the Conversion and those Charter amendments that require a majority vote will pass although the amendments requiring 75% of the Fund's outstanding shares will not pass.


Pursuant to the provisions of the Fund's Charter, the approval of 75% of the outstanding shares is needed only to amend any provision of current Articles VI, VII and IX of the Charter. Accordingly, unless the approval of 75% of the outstanding shares is obtained, the provisions of those Articles will remain unchanged. This means that the Fund will retain the Charter provisions that:

    o require the approval of 75% of the votes entitled to be cast to liquidate, dissolve or open-end the Fund or consolidate with or merge with or into another corporation, unless 75% of the Continuing Directors (as defined in the Charter) approve the transaction, in which case the affirmative vote of a majority of the votes entitled to be cast can approve the transaction;

    o require that a Director may be removed with or without cause, but only by action taken by 75% of the votes entitled to be cast for the election of Directors;

    o classify the Board into three classes. The term of office of one class expires each year, and Directors in that class are elected for a term of three years;

    o  limit the number of Directors that may serve on the Board to nine; and

    o prohibit any amendments that amend, alter, change or repeal any of the provisions of Articles VI, VII or IX of the Charter without the affirmative vote of at least 75% of the votes entitled to be cast.

All other amendments to the Charter proposed for stockholder approval in Proposal 2 will require a majority vote.

The summary of the Charter provisions discussed above is qualified in its entirety by reference to the Amended Charter, a copy of which was attached to the proxy statement as Exhibit 4. A duplicate copy of the Amended Charter is attached to this supplement as Exhibit 1.

You should also note that, as discussed above, the approval of 75% of the outstanding shares is required to declassify the Board. Therefore, unless the Conversion is approved by 75% of the outstanding shares, Proposal 1 regarding the election of Directors to serve for an indefinite term of office will not take effect, the classified Board structure will be retained and the Fund will continue to hold annual meetings of stockholders for the purpose of electing Directors.

IF YOU HAVE ALREADY VOTED, YOU NEED NOT TAKE ANY ACTION UNLESS YOU WISH TO CHANGE YOUR VOTE. If you have any questions concerning voting or need an additional copy of the proxy materials, please call D.F. King & Co., Inc., the Fund's proxy solicitor, toll free, at 1-866-342-4881.

The Fund will not bear the costs associated with printing or mailing this notice.

                                    EXHIBIT 1
               [REVISIONS ARE REFLECTED BY UNDERSCORING ADDITIONS
                           AND BRACKETING DELETIONS]

                         [ARTICLES OF INCORPORATION OF]
                         THE EUROPEAN WARRANT FUND, INC.

                  FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

         THE EUROPEAN WARRANT FUND, INC., A MARYLAND CORPORATION HAVING ITS PRINCIPAL OFFICE IN THE CITY OF BALTIMORE, STATE OF MARYLAND (HEREINAFTER CALLED THE "CORPORATION"), HEREBY CERTIFIES TO THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND THAT:

FIRST: THE CHARTER OF THE CORPORATION IS HEREBY AMENDED TO PROVIDE THAT THE NAME OF THE CORPORATION IS CHANGED TO

                      "JULIUS BAER GLOBAL EQUITY FUND INC."

SECOND: THE CORPORATION DESIRES TO AMEND AND RESTATE ITS CHARTER AS CURRENTLY IN EFFECT (INCLUDING THE AMENDMENT SET FORTH IN ARTICLE FIRST ABOVE), AND THE CHARTER OF THE CORPORATION IS HEREBY RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS, THE FOLLOWING PROVISIONS CONSTITUTING ALL OF THE PROVISIONS OF THE CHARTER OF THE CORPORATION CURRENTLY IN EFFECT:

                                    ARTICLE I

                                  INCORPORATOR

         [THE UNDERSIGNED,] Linda G. Schechter, whose post office address is c/o Wilkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, [being] WHO IS at least eighteen years of age, [does hereby act as an incorporator and form a corporation under and by virtue of the Maryland General Corporation Law] IS THE INCORPORATOR.

                                   ARTICLE II

                                      NAME

     The name of the Corporation is [THE EUROPEAN WARRANT FUND, INC.] JULIUS
                          BAER GLOBAL EQUITY FUND INC.

                                   ARTICLE III

                               PURPOSES AND POWERS

         The Corporation is formed for the following purposes:

         (1) To conduct and carry on the business of an [closed] OPEN-end MANAGEMENT investment company UNDER THE INVESTMENT COMPANY ACT OF 1940, AS FROM TIME TO TIME AMENDED AND IN EFFECT (THE "INVESTMENT COMPANY ACT").

         (2) To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

         (3) To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

         (4) To do any and all additional acts and to exercise any and all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

         The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                   ARTICLE IV

                       PRINCIPAL OFFICE AND RESIDENT AGENT


         The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, [32 South] 300 EAST LOMBARD Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated. The post office address of the resident agent is [32 South] 300 East Lombard Street, Baltimore, Maryland 21202.


                                    ARTICLE V

                                  CAPITAL STOCK


         (1) The total number of shares of capital stock that the Corporation shall have authority to issue is [one hundred million (100,000,000)] FIFTY BILLION (50,000,000,000) shares, of the par value of one tenth of one cent
($.001) per share and of the aggregate par value of [one hundred thousand dollars ($100,000)] FIFTY MILLION DOLLARS ($50,000,000) all of which [one hundred million (100,000,000) FIFTY BILLION (50,000,000,000) shares are designated common stock]. A MAJORITY OF THE ENTIRE BOARD OF DIRECTORS, WITHOUT ACTION BY THE STOCKHOLDERS, MAY AMEND THE CHARTER OF THE CORPORATION TO INCREASE OR DECREASE THE AGGREGATE NUMBER OF SHARES OF CAPITAL STOCK OR THE NUMBER OF SHARES OF CAPITAL STOCK OF ANY CLASS OR SERIES THAT THE CORPORATION HAS AUTHORITY TO ISSUE.

         (2) AS MORE FULLY SET FORTH HEREAFTER, THE ASSETS AND LIABILITIES AND THE INCOME AND EXPENSES OF EACH CLASS OR SERIES OF THE CORPORATION'S STOCK SHALL BE DETERMINED SEPARATELY FROM THOSE OF EACH OTHER CLASS OR SERIES OF THE CORPORATION'S STOCK AND, ACCORDINGLY, THE NET ASSET VALUE, THE DIVIDENDS AND DISTRIBUTIONS PAYABLE TO HOLDERS, AND THE AMOUNTS DISTRIBUTABLE IN THE EVENT OF DISSOLUTION OF THE CORPORATION TO HOLDERS OF SHARES OF THE CORPORATION'S STOCK MAY VARY FROM CLASS TO CLASS AND SERIES TO SERIES. EXCEPT FOR THESE DIFFERENCES AND CERTAIN OTHER DIFFERENCES HEREAFTER SET FORTH OR PROVIDED FOR, EACH CLASS OR SERIES OF THE CORPORATION'S STOCK SHALL HAVE THE SAME PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, AND OTHER DISTRIBUTIONS,

QUALIFICATIONS AND TERMS AND CONDITIONS OF AND RIGHTS TO REQUIRE REDEMPTION OF EACH OTHER CLASS OR SERIES OF THE CORPORATION'S STOCK, EXCEPT AS OTHERWISE PROVIDED FOR IN THE CHARTER OR BY THE BOARD OF DIRECTORS PURSUANT TO ARTICLE V, PARAGRAPH (12) HEREOF.

         (3) ALL CONSIDERATION RECEIVED BY THE CORPORATION FOR THE ISSUE OR SALE OF SHARES OF A CLASS OR SERIES OF THE CORPORATION'S STOCK, TOGETHER WITH ALL FUNDS DERIVED FROM ANY INVESTMENT AND REINVESTMENT THEREOF, SHALL IRREVOCABLY REMAIN ATTRIBUTABLE TO THAT CLASS OR SERIES FOR ALL PURPOSES, SUBJECT ONLY TO ANY AUTOMATIC CONVERSION OF ONE CLASS OR SERIES OF STOCK INTO ANOTHER, AS HEREINAFTER PROVIDED FOR, AND THE RIGHTS OF CREDITORS, AND SHALL BE SO RECORDED UPON THE BOOKS OF ACCOUNT OF THE CORPORATION. THE ASSETS ATTRIBUTABLE TO EACH CLASS OF COMMON STOCK SHALL BE INVESTED IN THE SAME INVESTMENT PORTFOLIO OF THE CORPORATION.

         (4) THE ALLOCATION OF INVESTMENT INCOME AND CAPITAL GAINS AND EXPENSES AND LIABILITIES OF THE CORPORATION AMONG THE CLASSES AND SERIES OF SHARES SHALL BE DETERMINED BY THE BOARD OF DIRECTORS IN A MANNER THAT IS CONSISTENT WITH THE INVESTMENT COMPANY ACT, THE RULES AND REGULATIONS THEREUNDER, AND THE INTERPRETATIONS THEREOF, IN EACH CASE AS FROM TIME TO TIME AMENDED, MODIFIED OR SUPERSEDED. THE DETERMINATION OF THE BOARD OF DIRECTORS SHALL BE CONCLUSIVE AS TO THE ALLOCATION OF INVESTMENT INCOME OR CAPITAL GAINS, EXPENSES AND LIABILITIES (INCLUDING ACCRUED EXPENSES AND RESERVES) AND ASSETS TO A PARTICULAR CLASS OR CLASSES OR SERIES.

         (5) SHARES OF EACH CLASS OR SERIES OF STOCK SHALL BE ENTITLED TO SUCH DIVIDENDS OR DISTRIBUTIONS, IN STOCK OR IN CASH OR BOTH, AS MAY BE AUTHORIZED FROM TIME TO TIME BY THE BOARD OF DIRECTORS WITH RESPECT TO SUCH CLASS OR SERIES. SPECIFICALLY, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE DIVIDENDS AND DISTRIBUTIONS OF INVESTMENT INCOME AND CAPITAL GAINS WITH RESPECT TO EACH CLASS OR SERIES MAY VARY WITH RESPECT TO EACH SUCH CLASS OR SERIES TO
REFLECT DIFFERING ALLOCATIONS OF THE EXPENSES OF THE CORPORATION AMONG THE HOLDERS OF THE CLASSES OR SERIES AND ANY RESULTANT DIFFERENCES BETWEEN THE NET ASSET VALUES PER SHARE OF THE CLASSES OR SERIES, TO SUCH EXTENT AND FOR SUCH PURPOSES AS THE BOARD OF DIRECTORS MAY DEEM APPROPRIATE.

         (6) ON EACH MATTER SUBMITTED TO A VOTE OF THE STOCKHOLDERS, EACH HOLDER OF STOCK SHALL BE ENTITLED TO ONE VOTE FOR EACH SHARE ENTITLED TO VOTE THEREON STANDING IN HIS OR HER NAME ON THE BOOKS OF THE CORPORATION. SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE INVESTMENT COMPANY ACT, OR RULES OR ORDERS OF THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCESSOR THERETO, OR OTHER APPLICABLE LAW, ALL HOLDERS OF SHARES OF STOCK SHALL VOTE AS A SINGLE CLASS OR SERIES EXCEPT WITH RESPECT TO ANY MATTER WHICH AFFECTS ONLY ONE OR MORE (BUT LESS THAN
ALL) CLASSES OR SERIES OF STOCK, IN WHICH CASE ONLY THE HOLDERS OF SHARES OF THE CLASSES OR SERIES AFFECTED SHALL BE ENTITLED TO VOTE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OR RULES OR ORDERS OF THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCESSOR THERETO, OR OTHER APPLICABLE LAW, THE HOLDERS OF EACH CLASS OR SERIES SHALL HAVE, RESPECTIVELY, WITH RESPECT TO ANY MATTER SUBMITTED TO A VOTE OF STOCKHOLDERS (I) EXCLUSIVE VOTING RIGHTS WITH RESPECT TO ANY SUCH MATTER THAT ONLY AFFECTS THE CLASS OR SERIES OF WHICH THEY ARE HOLDERS, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS OF ANY DISTRIBUTION PLAN ADOPTED BY THE CORPORATION PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT (A

"PLAN") WITH RESPECT TO THE CLASS OR SERIES OF WHICH THEY ARE HOLDERS AND (II) NO VOTING RIGHTS WITH RESPECT TO THE PROVISIONS OF ANY PLAN THAT AFFECTS ONE OR MORE OF SUCH OTHER CLASSES OR SERIES, BUT NOT THE CLASS OR SERIES OF WHICH THEY ARE HOLDERS, OR WITH RESPECT TO ANY OTHER MATTER THAT DOES NOT AFFECT THE CLASS OR SERIES OF WHICH THEY ARE HOLDERS.

         (7) IN THE EVENT OF THE LIQUIDATION OR DISSOLUTION OF THE CORPORATION, STOCKHOLDERS OF EACH CLASS OR SERIES OF THE CORPORATION'S STOCK SHALL BE ENTITLED TO RECEIVE, AS A CLASS OR SERIES, OUT OF THE ASSETS OF THE CORPORATION AVAILABLE FOR DISTRIBUTION TO STOCKHOLDERS, BUT OTHER THAN GENERAL ASSETS NOT ATTRIBUTABLE TO ANY PARTICULAR CLASS OR SERIES OF STOCK, THE ASSETS ATTRIBUTABLE TO THE CLASS OR SERIES LESS THE LIABILITIES ALLOCATED TO THAT CLASS OR SERIES; AND THE ASSETS SO DISTRIBUTABLE TO THE STOCKHOLDERS OF ANY CLASS OR SERIES OF STOCK SHALL BE DISTRIBUTED AMONG SUCH STOCKHOLDERS IN PROPORTION TO THE NUMBER OF SHARES OF THE CLASS OR SERIES HELD BY THEM AND RECORDED ON THE BOOKS OF THE CORPORATION. IN THE EVENT THAT THERE ARE ANY GENERAL ASSETS NOT ATTRIBUTABLE TO ANY PARTICULAR CLASS OR SERIES OF STOCK, AND SUCH ASSETS ARE AVAILABLE FOR DISTRIBUTION, THE DISTRIBUTION SHALL BE MADE PRO RATA TO THE HOLDERS OF EACH CLASS OR SERIES IN PROPORTION TO THE NET ASSET VALUE OF EACH SUCH CLASS OR SERIES OR AS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS.

         (8)(A) EACH HOLDER OF STOCK MAY REQUIRE THE CORPORATION TO REDEEM ALL OR ANY PART OF THE STOCK OWNED BY THAT HOLDER, UPON REQUEST TO THE CORPORATION OR ITS DESIGNATED AGENT, AT THE NET ASSET VALUE OF THE SHARES OF STOCK NEXT DETERMINED FOLLOWING RECEIPT OF THE REQUEST IN A FORM APPROVED BY THE CORPORATION AND ACCOMPANIED BY SURRENDER OF THE CERTIFICATE OR CERTIFICATES FOR THE SHARES, IF ANY, LESS THE AMOUNT OF ANY APPLICABLE REDEMPTION FEE OR OTHER AMOUNT IMPOSED BY THE BOARD OF DIRECTORS (TO THE EXTENT CONSISTENT WITH APPLICABLE LAW) OR PROVIDED FOR HEREIN. THE BOARD OF DIRECTORS MAY ESTABLISH PROCEDURES FOR REDEMPTION OF STOCK.

             (B) THE PROCEEDS OF THE REDEMPTION OF A SHARE (INCLUDING A FRACTIONAL SHARE) OF ANY CLASS OR SERIES OF STOCK OF THE CORPORATION SHALL BE REDUCED BY THE AMOUNT OF ANY REDEMPTION FEE OR OTHER AMOUNT PAYABLE ON SUCH REDEMPTION PURSUANT TO THE TERMS OF ISSUANCE OF SUCH SHARE OR PROVIDED FOR HEREIN.

             (C) (I) THE BOARD OF DIRECTORS MAY ESTABLISH DIFFERING MINIMUM AMOUNTS FOR CATEGORIES OF HOLDERS OF STOCK BASED ON SUCH CRITERIA AS THE BOARD OF DIRECTORS MAY DEEM APPROPRIATE. IF THE NET ASSET VALUE OF THE SHARES OF A CLASS OR SERIES OF STOCK HELD BY A STOCKHOLDER SHALL BE LESS THAN THE MINIMUM AMOUNT THEN IN EFFECT WITH RESPECT TO THE CATEGORY OF HOLDERS IN WHICH THE STOCKHOLDER IS INCLUDED, THE CORPORATION MAY: (A) REDEEM ALL OF THOSE SHARES OR
(B) EXCHANGE THOSE SHARES FOR SHARES OF ANOTHER CLASS OR SERIES FOR WHICH THE NET ASSET VALUE OF THE SHARES HELD BY THE STOCKHOLDER EQUALS THE MINIMUM AMOUNT, IN EITHER EVENT, UPON NOTICE GIVEN TO THE HOLDER IN ACCORDANCE WITH SUBSECTION
(C)(III), TO THE EXTENT THAT THE CORPORATION MAY LAWFULLY EFFECT SUCH REDEMPTION OR EXCHANGE UNDER THE MARYLAND GENERAL CORPORATION LAW.

             (II) TO THE EXTENT AND IN THE MANNER PERMITTED BY THE INVESTMENT COMPANY ACT AND THE MARYLAND GENERAL CORPORATION LAW, AND IF AUTHORIZED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION, THE CORPORATION MAY REDEEM AT ANY TIME AND FROM TIME TO TIME, IN WHOLE OR IN PART, AT THEIR CURRENT NET ASSET VALUE, SHARES OF ANY CLASS OR SERIES FROM ANY

STOCKHOLDER  UPON  NOTICE  GIVEN TO THE  HOLDER IN  ACCORDANCE  WITH  SUBSECTION
(C)(III) AND UPON SUCH TERMS AND CONDITIONS AS THE BOARD OF DIRECTORS SHALL DEEM ADVISABLE. A REDEMPTION UNDER THIS SUBSECTION (C)(II), EVEN IF IT IS FOR ALL OF THE SHARES OF A CLASS OR SERIES, SHALL NOT BE CONSIDERED A LIQUIDATION REQUIRING A VOTE OF STOCKHOLDERS.

             (III) THE NOTICE REFERRED TO IN SUBSECTIONS (C)(I) AND (II) SHALL BE IN WRITING PERSONALLY DELIVERED OR DEPOSITED IN THE MAIL, AT LEAST THIRTY DAYS (OR SUCH OTHER NUMBER OF DAYS AS MAY BE SPECIFIED FROM TIME TO TIME BY THE BOARD OF DIRECTORS) PRIOR TO SUCH REDEMPTION OR EXCHANGE. IF MAILED, THE NOTICE SHALL BE ADDRESSED TO THE STOCKHOLDER AT HIS POST OFFICE ADDRESS AS SHOWN ON THE BOOKS OF THE CORPORATION, AND SENT BY FIRST CLASS MAIL, POSTAGE PREPAID. THE PRICE FOR SHARES ACQUIRED BY THE CORPORATION PURSUANT TO THIS SECTION (C) SHALL BE AN AMOUNT EQUAL TO THE NET ASSET VALUE OF SUCH SHARES, LESS THE AMOUNT OF ANY APPLICABLE FEE OR OTHER AMOUNT PAYABLE ON SUCH REDEMPTION OR EXCHANGE PURSUANT TO THE TERMS OF ISSUANCE OF SUCH SHARES OR IMPOSED BY THE BOARD OF DIRECTORS (TO THE EXTENT CONSISTENT WITH APPLICABLE LAW) OR PROVIDED FOR HEREIN.

         (D) PAYMENT BY THE CORPORATION FOR SHARES OF STOCK OF THE CORPORATION SURRENDERED TO IT FOR REDEMPTION SHALL BE MADE BY THE CORPORATION WITHIN SEVEN DAYS OF SUCH SURRENDER OUT OF THE FUNDS LEGALLY AVAILABLE THEREFOR, PROVIDED THAT THE CORPORATION MAY SUSPEND THE RIGHT OF THE STOCKHOLDERS TO REDEEM SHARES OF STOCK AND MAY POSTPONE THE RIGHT OF THOSE HOLDERS TO RECEIVE PAYMENT FOR ANY SHARES WHEN PERMITTED OR REQUIRED TO DO SO BY APPLICABLE STATUTES OR REGULATIONS. PAYMENT OF THE AGGREGATE PRICE OF SHARES SURRENDERED FOR REDEMPTION MAY BE MADE IN CASH OR, AT THE OPTION OF THE CORPORATION, WHOLLY OR PARTLY IN SUCH PORTFOLIO SECURITIES OF THE CORPORATION AS THE CORPORATION SHALL SELECT.

         (9) NO STOCKHOLDER SHALL BE ENTITLED TO ANY PREEMPTIVE RIGHTS OR HAVE ANY RIGHT TO PURCHASE OR SUBSCRIBE FOR ANY SHARES OF THE CORPORATION'S CAPITAL STOCK OR ANY OTHER SECURITY THAT THE CORPORATION MAY ISSUE OR SELL, OTHER THAN AS THE BOARD OF DIRECTORS, IN ITS DISCRETION, MAY DETERMINE TO GRANT.

         [2] (10) The Corporation may issue fractional shares. Any fractional share shall carry proportionately the rights of a whole share including, without limitation, the right to vote and the right to receive dividends. A fractional share shall not, however, have the right to receive a certificate evidencing it.

         [3] (11) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws of the Corporation, as from time to time amended.

         [4 No holder of stock of the Corporation by virtue of being such a holder shall have any right to purchase or subscribe for any shares of the Corporation's capital stock or any other security that the Corporation may issue or sell other than a right that the Board of Directors in its discretion may determine to grant.]

         [5] (12) The Board of Directors shall have authority [by resolution] to classify and reclassify any authorized but unissued shares of capital stock (WHETHER OR NOT SUCH SHARES

HAVE BEEN PREVIOUSLY CLASSIFIED OR RECLASSIFIED) from time to time INTO ONE OR MORE EXISTING OR NEW CLASSES OR SERIES OF CAPITAL STOCK by setting, [or] changing, OR ELIMINATING, in any one or more respects, THE CLASS OR SERIES
DESIGNATIONS, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends AND OTHER DISTRIBUTIONS, qualifications, or terms or conditions of OR RIGHTS TO REQUIRE redemption of such shares of capital stock.

         [6] (13) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or series or of any class or series of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in [these Articles of Incorporation] THE CHARTER OF THE CORPORATION.

         (14) THE PRESENCE IN PERSON OR BY PROXY OF THE HOLDERS OF SHARES ENTITLED TO CAST ONE-THIRD OF THE VOTES ENTITLED TO BE CAST (WITHOUT REGARD TO CLASS OR SERIES) SHALL CONSTITUTE A QUORUM AT ANY MEETING OF THE STOCKHOLDERS, EXCEPT WITH RESPECT TO ANY MATTER WHICH, UNDER APPLICABLE STATUTES OR REGULATORY REQUIREMENTS, REQUIRES APPROVAL BY A SEPARATE VOTE OF ONE OR MORE CLASSES OR SERIES OF STOCK, IN WHICH CASE THE PRESENCE IN PERSON OR BY PROXY OF THE HOLDERS OF SHARES ENTITLED TO CAST ONE-THIRD OF THE VOTES ENTITLED TO BE CAST BY EACH CLASS OR SERIES ENTITLED TO VOTE AS A CLASS OR SERIES ON THE MATTER SHALL CONSTITUTE A QUORUM.

                                   ARTICLE VI

                               BOARD OF DIRECTORS

         (1) The number of directors constituting the Board of Directors [shall be as specified in the Bylaws or determined by the Board of Directors pursuant to the Bylaws, except that the number of Directors shall in no event be greater than nine(9)] IS CURRENTLY SEVEN, WHICH NUMBER MAY BE INCREASED OR DECREASED PURSUANT TO THE BYLAWS, BUT SHALL NEVER BE LESS THAN THE MINIMUM NUMBER REQUIRED BY THE MARYLAND GENERAL CORPORATION LAW. The names of the CURRENT directors who shall act until [the first annual meeting of stockholders or] their successors are duly chosen and qualified are:

                       [Raymond J. Baer] ANTOINE BERNHEIM
                                 THOMAS GIBBONS
                                  HARVEY KAPLAN
                                 ROBERT MATTHEWS
                                 Bernard Spilko
                                  MARTIN VOGEL
                                 MICHAEL QUAIN

[(2) Beginning with the first annual meeting of stockholders held after the initial public offering of the shares of the Corporation (the "initial annual meeting"), the Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the classes of Directors elected at the initial annual meeting shall expire at the times of the annual meetings of the stockholders as follows: Class I on the next annual meeting, Class II on the second next annual meeting and Class III on the third next annual meeting, or thereafter in each case when their respective successors are elected and qualified. At each subsequent annual election, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders, or thereafter in each case when their respective successors are elected and qualified. The number of Directorships shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible.

                  (3) A Director may be removed with or without cause, but only by action of the stockholders taken by the holders of at least seventy-five percent (75%) of the votes entitled to be cast.]


         [4] (2) In furtherance, and not in limitation, of the powers conferred by the laws of the State of Maryland, the Board of Directors is expressly authorized:

                  [i]  (A)  To  make,   alter  or  repeal   the  Bylaws  of  the
Corporation, except as otherwise required by the Investment Company Act [of 1940, as amended].

                  [II] (B) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders. No stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors.

                  [iii] (c) Without the assent or vote of the stockholders, to authorize the issuance from time to time of shares of the stock of any class or series of the Corporation, whether now or hereafter authorized, and securities convertible into shares of stock of the Corporation of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

                  [IV] (D) Without the assent or vote of the stockholders, to authorize and issue obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation.

                  [V] (E) In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all powers and do all acts that may be exercised or done by the Corporation pursuant to the provisions of the laws of the State of Maryland, [these Articles of Incorporation] THE CHARTER and the Bylaws of the Corporation.

         [5] (3) Any determination made in good faith by or pursuant to the direction of the Board of Directors, with respect to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which the reserves or charges have been created has been paid or discharged or is then or thereafter required to be paid or discharged), as to the value of any security owned by the Corporation or as to the determination of the net asset value of shares of any class or series of the Corporation's capital stock, AS TO THE ALLOCATION OF ANY ASSET OF THE CORPORATION TO A PARTICULAR CLASS OR SERIES OF THE CORPORATION'S STOCK, AS TO THE CHARGING OF ANY LIABILITY OF THE CORPORATION TO A PARTICULAR CLASS OR SERIES OF THE CORPORATION'S STOCK, AS TO THE NUMBER OF SHARES OF THE CORPORATION OUTSTANDING, AS TO THE ESTIMATED EXPENSE TO THE CORPORATION IN CONNECTION WITH PURCHASES OF ITS SHARES, AS TO THE ABILITY TO LIQUIDATE INVESTMENTS IN ORDERLY FASHION, OR AS TO ANY OTHER MATTER, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of [these Articles of Incorporation] THE CHARTER of the Corporation shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended (THE "SECURITIES ACT"), or the Investment Company Act [of 1940, as amended], or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(4) THE STOCKHOLDERS MAY REMOVE ANY DIRECTOR BUT ONLY FOR CAUSE AND ONLY BY ACTION OF THE STOCKHOLDERS TAKEN BY THE HOLDERS OF AT LEAST A MAJORITY OF THE VOTES ENTITLED TO BE CAST.

                                  [ARTICLE VII

                              CERTAIN TRANSACTIONS

                  (1) Except as otherwise provided in this Article VII, at least 75% of the votes entitled to be cast by stockholders, in addition to the affirmative vote of at least 75% of the Board of Directors, shall be necessary to effect any of the following actions:

                     (i) Any amendment to these Articles to make the Corporation's Common Stock a "redeemable security" or to convert the corporation from a "closed-end company" to an "open-end company" (as such terms are defined in the Investment Company Act of 1940, as amended) or any amendment to paragraph
(1) of Article III, unless the Continuing Directors (as hereinafter defined) of the Corporation, by a vote of at least seventy-five percent (75%) of such Directors, approve such amendments, in which case the number of shares required to approve such transaction under applicable law shall be required;

                    (ii) Any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets;

                   (iii) Any proposal as to the voluntary liquidation or dissolution of the Corporation or any amendment to these Articles to terminate the existence of the Corporation, unless the Continuing Directors of the Corporation, by a vote of at least seventy-five (75%) of such Directors, approve such proposals, in which case the number of shares required to approve such transaction under applicable law shall be required; or

                    (iv) Any Business Combination (as hereinafter defined) unless either the condition in clause (A) below is satisfied, or all of the conditions in clauses (B), (C), (D), (E) and (F) below are satisfied, in which case the number of shares required to approve such transaction under state law shall be required:

                           (A) The Business Combination shall have been approved
by a vote of at least 75% of the Continuing Directors.

                           (B) The aggregate  amount of cash and the Fair Market
Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of any class of outstanding Voting Stock (as hereinafter defined) in such Business Combination shall be at least equal to the higher of the following:

                           (x)  the  highest  per  share  price  (including  any
brokerage commissions, transfer taxes and soliciting dealers' fees) paid by an Interested Party (as hereinafter defined) for any shares of such Voting Stock acquired by it (aa) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (bb)(i) in the Threshold Transaction (as hereinafter defined), or (ii) in any period between the Threshold Transaction and the consummation of the Business Combination, whichever is higher; and

                           (y) the net  asset  value  per  share of such  Voting
Stock on the Announcement Date or on the date of the Threshold Transaction, whichever is higher.

                           (C) The  consideration  to be  received by holders of
the particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Party has previously paid for shares of any class of Voting Stock. If the Interested Party has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

                           (D)   After   the   occurrence   of   the   Threshold
Transaction, and prior to the consummation of such Business Combination, such Interested Party shall not have become the beneficial owner of any additional shares of Voting Stock except by virtue of the Threshold Transaction.

                           (E)   After   the   occurrence   of   the   Threshold
Transaction, such Interested Party shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                           (F) A proxy or information  statement  describing the
proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Acts, rules or regulations) shall be prepared and mailed by the Interested Party, at such Interested Party's expense, to the shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Acts or subsequent provisions).

                  (2) For the purposes of this Article:

                  (i) "Business Combination" shall mean any of the transactions described or referred to in any one or more of the following subparagraphs:

                           (A) any merger,  consolidation  or share  exchange of
the Corporation with or into any other person;

                           (B) any  sale,  lease,  exchange,  mortgage,  pledge,
transfer or other disposition (in one transaction or a series of transactions in any 12 month period) to or with any other person of any assets of the Corporation having an aggregate Fair Market Value of $1,000,000 or more except for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business;

                           (C) the issuance or transfer by the  Corporation  (in
one transaction or a series of transactions in any 12 month period) of any securities of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more excluding (x) sales of any securities of the Corporation in connection with a public offering thereof, (y) issuances of any securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation and (z) issuances of any securities of the

Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

             (ii) "Continuing Director" means any member of the Board of Directors of the Corporation who is not an Interested Party or an Affiliate (as hereinafter defined) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months (or since the Corporation's commencement of operations, if that period is less than 12 months), or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

            (iii) "Interested party" shall mean any person, other than an investment company advised by the Corporation's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business combination with the Corporation.

             (iv) "Person" shall mean an individual, a corporation, a trust or a partnership.

              (v) "Voting Stock" shall mean capital stock of the Corporation entitled to vote generally in the election of directors.

             (vi) A person shall be a "beneficial owner" of any Voting Stock:

                           (A) which  such  person of any of its  Affiliates  or
Associates (as hereinafter  defined)  beneficially owns, directly or indirectly;
or

                           (B) which  such  person or any of its  Affiliates  or
Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or

                           (C)  which  is   beneficially   owned,   directly  or
indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

            (vii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities and Exchange Act of 1934.

           (viii) "Fair Market Value" means:

                           (A) in the case of stock,  the highest  closing  sale
price during the 30-day period immediately preceding the relevant date of a share of such stock on the New York Stock Exchange, or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price (if such stock is a National Market System security) or the highest closing bid quotation (if such stock is not a National Market System security) with respect to a share of such stock during the 30-day period preceding the relevant date of the National Association of Securities Dealers, Inc. Automated Quotation Systems (NASDAQ) or any system then in use, or if no such quotations are available, the fair market value on the relevant date of the share of such stock as determined by at least 75% of the Continuing Directors in good faith, and

                           (B) in the case of property other than cash or stock,
the fair market value of such property on the relevant date as determined by at least 75% of the Continuing Directors in good faith.

             (ix) "Threshold Transaction" means the transaction by or as a result of which an Interested Party first becomes the beneficial owner of Voting Stock.

              (x) In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subparagraph (a)(iv)(B) above shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

             (xi) Continuing Directors of the Corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine (a) the number of shares of Voting Stock beneficially owned by any person, (b) whether a person is an Affiliate or Associate of another, (c) whether the requirements of subparagraph
(a)(iv) above have been met with respect to any Business Combination, and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more.]

                               ARTICLE [VIII] VII

                    LIMITATIONS ON LIABILITY; INDEMNIFICATION

         (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, the Securities Act [of 1933, as amended], and the Investment Company Act [of 1940, as amended] no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.


         (2) Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act [of 1933, as amended], and the Investment Company Act [of 1940, as amended], as such statutes are now or hereafter in force. In addition, the Corporation shall also advance expenses (including attorneys' fees) to its currently acting and its former directors and officers to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law, the Securities Act [of 1933, as amended], and the Investment Company Act [of 1940, as amended]. The Board of Directors may by A PROVISION IN THE BylawS, A resolution or AN agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

         (3) No provision of [this Article] THE CHARTER shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (4) References to the Maryland General Corporation Law in [this Article] THE CHARTER are to that law as from time to time amended. No amendment to the [c] Charter of the Corporation shall affect any right of any person under [this Article] THE CHARTER based on any event, omission or proceeding prior to the amendment.

                                ARTICLE [IX]VIII

                                    AMENDMENT

         [(1)] The Corporation reserves the right from time to time to make any amendment to its [Articles of Incorporation] CHARTER, IN THE MANNER now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in its [Articles of Incorporation] CHARTER, of any outstanding stock, AND ALL RIGHTS CONFERRED UPON STOCKHOLDERS HEREIN ARE GRANTED SUBJECT TO THIS RESERVATION.

         [(2) notwithstanding paragraph (1) of this article or any other provision of these articles of incorporation, no amendment to these articles of incorporation of the corporation shall amend, alter, change or repeal any of the provisions of articles vi, vii or ix unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote of at least seventy five percent (75%) of the votes entitled to be cast by stockholders.]

                               * * * * * * * * * *

THIRD: AS OF IMMEDIATELY BEFORE THESE ARTICLES OF AMENDMENT AND RESTATEMENT BECOMING EFFECTIVE, THE TOTAL NUMBER OF SHARES OF CAPITAL STOCK WHICH THE CORPORATION HAS AUTHORITY TO ISSUE IS 100,000,000 SHARES OF CAPITAL STOCK, PAR VALUE OF ONE TENTH OF ONE CENT ($.001) PER SHARE, HAVING AN AGGREGATE PAR VALUE OF $100,000, ALL OF WHICH HAS BEEN DESIGNATED AS COMMON STOCK.

FOURTH: AS OF IMMEDIATELY AFTER THESE ARTICLES OF AMENDMENT AND RESTATEMENT BECOMING EFFECTIVE, THE TOTAL NUMBER OF SHARES OF CAPITAL STOCK WHICH THE CORPORATION HAS AUTHORITY TO ISSUE IS 50,000,000,000 SHARES OF CAPITAL STOCK, PAR VALUE ONE TENTH OF ONE CENT ($.001) PER SHARE, HAVING AN AGGREGATE PAR VALUE OF $50,000,000, ALL OF WHICH HAS BEEN DESIGNATED AS COMMON STOCK.

FIFTH:   THE CURRENT ADDRESS OF THE PRINCIPAL  OFFICE OF THE CORPORATION AND THE
NAME AND ADDRESS OF THE CORPORATION'S CURRENT RESIDENT AGENT ARE AS SET FORTH IN
ARTICLE IV OF THE FOREGOING RESTATEMENT.

SIXTH: THE NUMBER OF DIRECTORS OF THE CORPORATION AND THE NAMES OF THOSE CURRENTLY IN OFFICE ARE AS SET FORTH IN ARTICLE VI OF THE FOREGOING RESTATEMENT.

SEVENTH:  THE FOREGOING AMENDMENT  TO  AND  RESTATEMENT  OF THE  CHARTER  OF THE
CORPORATION HAS BEEN ADVISED BY AND APPROVED BY A MAJORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION AND WAS APPROVED BY THE STOCKHOLDERS OF THE CORPORATION.

         IN WITNESS WHEREOF, [I have adopted and signed these Articles of Incorporation or do hereby acknowledge that the adoption and signing are my act] THE CORPORATION HAS CAUSED THESE ARTICLES OF AMENDMENT AND RESTATEMENT TO BE SIGNED IN ITS NAME AND ON ITS BEHALF BY ITS PRESIDENT, MICHAEL K. QUAIN, AND ATTESTED BY ITS SECRETARY, CRAIG M. GIUNTA, ON [MARCH] ___, 2004.

                                            THE EUROPEAN WARRANT FUND, INC.

                                            BY: ________________________________
                                                  MICHAEL K. QUAIN, PRESIDENT

ATTEST

__________________________________________
CRAIG M. GIUNTA, SECRETARY

DATED:  MARCH __, 2004



[Dated the 23rd of May, 1990

                                        Linda G. Schechter, Incorporator]




         THE  UNDERSIGNED,  PRESIDENT OF THE EUROPEAN  WARRANT FUND,  INC.,  WHO
EXECUTED ON BEHALF OF SAID CORPORATION THE FOREGOING ARTICLES OF AMENDMENT AND RESTATEMENT OF WHICH THIS CERTIFICATE IS MADE A PART, HEREBY ACKNOWLEDGES IN THE NAME AND ON BEHALF OF SAID CORPORATION THAT THESE ARTICLES OF AMENDMENT AND RESTATEMENT ARE THE ACT OF THE CORPORATION AND CERTIFIES THAT, TO THE BEST OF HIS KNOWLEDGE, INFORMATION AND BELIEF, THE MATTERS AND FACTS SET FORTH THEREIN WITH RESPECT TO THE AUTHORIZATION AND APPROVAL THEREOF ARE TRUE IN ALL MATERIAL RESPECTS AND THAT THIS STATEMENT IS MADE UNDER PENALTIES OF PERJURY.

                                             THE EUROPEAN WARRANT FUND, INC.

                                             BY:________________________________
                                                  MICHAEL K. QUAIN, PRESIDENT

Dated: